EXHIBIT 22(J)(2)



                                     CONSENT
                                       OF
                      PAUL, HASTINGS, JANOFSKY & WALKER LLP



                  We consent to the reference to our firm under the heading "Service Providers - Counsel" in Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A of The Treasurer's Fund, Inc. as filed with the Securities and Exchange Commission on February 25, 2005.



                                    PAUL, HASTINGS, JANOFSKY & WALKER LLP


New York, New York
February 25, 2005